EXHIBIT 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A common stock of Wayfair Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of September, 2021.

Francisco Partners III (Cayman), L.P.
By: Francisco Partners GP III (Cayman), L.P., its general partner
By: Francisco Partners GP III Management (Cayman), Ltd., its general partner

By:	/s/ Steve Eisner

Name:	Steve Eisner
Title:	General Counsel and Chief Compliance Officer

Francisco Partners Parallel Fund III (Cayman), L.P.
By: Francisco Partners GP III (Cayman), L.P., its general partner
By: Francisco Partners GP III Management (Cayman), Ltd., its general partner

By:	/s/ Steve Eisner

Name:	Steve Eisner
Title:	General Counsel and Chief Compliance Officer

Francisco Partners GP III (Cayman), L.P.
By: Francisco Partners GP III Management (Cayman), Ltd., its general partner

By:	/s/ Steve Eisner

Name:	Steve Eisner
Title:	General Counsel and Chief Compliance Officer

Francisco Partners GP III Management (Cayman), Ltd.

By:	/s/ Steve Eisner

Name:	Steve Eisner
Title:	General Counsel and Chief Compliance Officer

Francisco Partners Management, L.P.

By:	/s/ Steve Eisner

Name:	Steve Eisner
Title:	General Counsel and Chief Compliance Officer